                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2002
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                       NATIONAL BANCSHARES CORPORATION
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           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      OHIO                        0-14773                    34-1518564
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 (STATE OR OTHER JURISDICTION       (COMMISSION             (I.R.S. EMPLOYER
OF INCORPORATION)                 FILE NUMBER)           IDENTIFICATION NO.)


                 112 W. MARKET STREET, ORRVILLE, OHIO 44667
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             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 682-1010
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                                     N/A
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

        This Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K dated April 3, 2002, which was filed on April 12, 2002, to include financial statements and pro forma financial information required by Item 7 of Form 8-K. This Form 8-K/A relates to National Bancshares Corporation's acquisition of Peoples Financial Corporation, which became effective as of the close of business on April 3, 2002.

Item 2.  Acquisition or Disposition of Assets

        On April 3, 2002, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of October 2, 2001 (the "Merger Agreement"), between National Bancshares Corporation and Peoples Financial Corporation, Peoples Financial Corporation merged with and into National Bancshares Corporation (the "Merger"). As a result of the Merger, each share of Peoples Financial Corporation common stock was converted into the right to receive $12.25 in cash. Peoples Financial Corporation's thrift subsidiary, Peoples Federal Savings and Loan Association of Massillon, also merged with and into First National Bank, National Bancshares Corporation's bank subsidiary.

        A copy of the news release announcing the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated into this Item 2 by reference.

Item 7.  Financial Statements, Pro Forma Financial Information

(a)     Financial Statements of Business Acquired:

        Audited consolidated statements of financial condition of Peoples Financial Corporation as of September 30, 2001 and 2000, and the related consolidated statements of earnings, comprehensive income, shareholders' equity, and cash flows for each of the three years in the period ended September 30, 2001, and notes to the audited consolidated financial statements (incorporated by reference to Peoples Financial Corporation's Form 10-KSB Annual Report for the Year Ended September 30, 2001, SEC File No. 0-28838)

(b)     Pro Forma Financial Information:

        Unaudited pro forma statement of financial condition of National Bancshares Corporation as of December 31, 2001, assuming the merger with Peoples Financial Corporation was completed at that date, and the unaudited pro forma statement of operations for the twelve months ended December 31, 2001, assuming the merger with Peoples Financial Corporation was completed at the beginning of the year then ended, and notes to the unaudited pro forma financial information (filed herewith).

(c)     Exhibits:

        2.1 The Merger Agreement (incorporated by reference to Exhibit 2.1 to National Bancshares Corporation's Form 8-K dated October 2, 2001, SEC File No. 0-14773).
        23.1   Consent of Crowe, Chizek and Company LLP (filed herewith)
        23.2   Consent of Grant Thornton LLP (filed herewith)
        99.1 Press release issued April 3, 2002 announcing completion of the Merger. (previously filed)

NATIONAL BANCSHARES CORPORATION
PRO-FORMA STATEMENT OF FINANCIAL CONDITION
December 31, 2001
(dollars in thousands)


                                                                      Historical
                                                          -----------------------------------
                                                              National          Peoples        Pro-forma
ASSETS                                                       Bancshares        Financial      Adjustments    Notes   Consolidated
                                                          --------------------------------------------------------------------------
Cash and due from banks                                              $6,935             $267       ($1,793)   (1)            $5,206
                                                                                                      (203)   (1)
Interest-bearing deposits with other banks                                            11,522                                 11,522
Federal funds sold                                                    3,325              ---        (3,325)   (1)               ---
                                                          --------------------------------------------------        ----------------
   Total cash and cash equivalents                                   10,260           11,789        (5,321)                  16,728
Interest-bearing time deposits with other banks                       1,994              ---                                  1,994
Investment securities:
  Available for sale                                                 47,509            4,792          (247)   (2)            52,054
  Held to maturity                                                   13,334            2,437                                 15,771
Federal bank stock                                                    1,027            1,135                                  2,162
Loans, net                                                          116,881           84,084          1,497   (2)           202,462
Accrued interest receivable                                           1,219              342                                  1,561
Premises and equipment, net                                           2,975            1,521            260   (2)             4,801
                                                                                                         45   (2)
Other assets                                                          2,564               38          4,262   (1)             7,927
                                                                                                      1,063   (2)
                                                          --------------------------------------------------        ----------------
TOTAL                                                              $197,763         $106,138         $1,559                $305,460
                                                          ==================================================        ================

LIABILITIES AND SHAREHOLDERS' EQUITY

  Deposits                                                         $159,519          $75,983         $1,186   (2)          $236,688
  Securities sold under repurchase agreements                         3,423              ---                                  3,423
  Federal reserve note account                                          111              ---                                    111
  Federal Home Loan Bank advances                                     2,208           19,000         10,000 (1) (4)          31,619
                                                                                                        411   (2)
  Accrued expenses and other liabilities                              1,580              770            347   (2)             2,697
                                                          --------------------------------------------------        ----------------
    Total liabilities                                               166,841           95,753         11,944                 274,538

Shareholders' Equity:
  Common stock                                                       11,448              ---                                 11,448
  Additional paid-in-capital                                          4,690            7,360        (7,360)   (1)             4,690
  Accumulated other comprehensive income                                784              179          (179)   (1)               784
  Retained earnings                                                  15,621            6,224        (6,224)   (1)            15,621
  Less treasury shares                                               (1,621)          (3,378)         3,378   (1)            (1,621)
                                                          --------------------------------------------------        ----------------
    Total shareholders' equity                                       30,922           10,385       (10,385)                  30,922
                                                          --------------------------------------------------        ----------------
TOTAL                                                              $197,763         $106,138         $1,559                $305,460
                                                          ==================================================        ================


NATIONAL BANCSHARES CORPORATION
PRO-FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDING DECEMBER 31, 2001
(dollars in thousands, except per share data)

                                                                Historical
                                                      --------------------------------
                                                         National        Peoples       Pro-forma
                                                        Bancshares      Financial     Adjustments    Notes   Consolidated
                                                      ---------------------------------------------------------------------
INTEREST AND DIVIDEND INCOME:
 Loans, including fees                                         $9,037          $6,870       ($374)    (3)          $15,533
 Federal funds sold                                               353             ---                                  353
 Securities:
    Taxable                                                     3,161             666          55     (3)            3,882
    Nontaxable                                                  1,005              53                                1,058
 Interest-bearing deposits with other banks                                        55                                   55
                                                      ---------------------------------------------          --------------
      Total interest and dividend income                       13,556           7,644        (319)                  20,881

INTEREST EXPENSE:
 Deposits                                                       4,678           3,848        (791)    (3)            7,735
 Short-term borrowings                                             98             ---                                   98
 Federal Home Loan Bank advances                                  178           1,122        (274)    (3)            1,026
                                                      ---------------------------------------------          --------------
      Total interest expense                                    4,954           4,970      (1,065)                   8,859
                                                      ---------------------------------------------          --------------
NET INTEREST INCOME                                             8,602           2,674         746                   12,022
PROVISION FOR LOAN LOSSES                                          40              12                                   52
                                                      ---------------------------------------------          --------------

NET INTEREST INCOME AFTER PROVISION
 FOR LOAN LOSSES                                                8,562           2,662         746                   11,970

NONINTEREST INCOME
  Checking account fees                                           656             ---                                  656
  Gain on sale of loans                                            44              10                                   54
  Securities gains, net                                            97             346                                  443
  Other                                                           348             155                                  503
                                                      ---------------------------------------------          --------------
      Total noninterest income                                  1,145             511            0                   1,656
                                                      ---------------------------------------------          --------------

NONINTEREST EXPENSE
  Salaries and employee benefits                                3,517           1,195                                4,712
  Data processing fees                                            628             151                                  779
  Net occupancy expense                                           217             185           16    (3)              418
  Depreciation - furniture and fixtures                           238              82                                  320
  Franchise taxes                                                 315             140                                  455
  Maintenance and repairs                                         197              93                                  290
  Amortization - core deposit intangible                          ---             ---          128    (3)              128
  Other                                                         1,291             601                                1,892
                                                      ---------------------------------------------          --------------
      Total noninterest expense                                 6,403           2,447          144                   8,994
                                                      ---------------------------------------------          --------------

INCOME BEFORE INCOME TAXES                                      3,304             726          602                   4,632
INCOME TAX EXPENSE                                                777             257          205                   1,239
                                                      ---------------------------------------------          --------------
NET INCOME                                                     $2,527            $469         $397                  $3,393
                                                      =============================================          ==============

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING                                            2,230           1,234                                2,230

BASIC AND DILUTED EARNINGS PER COMMON SHARE                     $1.13           $0.38                                $1.52

NATIONAL BANCSHARES CORPORATION
NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(dollars in thousands, except per share data)

BASIS OF PRESENTATION:

The following pro-forma adjustments are based on available information and certain estimates and assumptions. Therefore, it is likely that the actual adjustments will differ from the pro-forma adjustments. National Bancshares believes that such assumptions provide a reasonable basis for presenting all of the significant effects of the following transactions and that the pro-forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro-forma consolidated financial statements.

ADJUSTMENTS TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1) Represents the acquisition for a total purchase price of $15,118. The acquisition, which was paid in cash, is summarized as follows:

         Total cash paid to Peoples Financial's shareholders                           $15,118
         Peoples Financial shareholders' equity                                        (10,385)
                                                                                  -------------
         Acquisition cost in excess of book value                                        4,733
         Adjustments to reflect fair value (see (2) below)                                (674)
         Merger related expenses                                                           203
                                                                                  -------------
         Total goodwill                                                                  4,262
                                                                                  =============

(2) Represents adjustments to reflect fair values of assets and liabilities as follows:

         Buildings                                                                         260
         Equipment                                                                          45
         Loans, net                                                                      1,497
         Securities                                                                       (247)
         Deposits                                                                       (1,186)
         Core deposit intangible                                                         1,063
         FHLB advances                                                                    (411)
         Deferred tax impact of purchase accounting adjustments                           (347)
                                                                                  -------------
         Total fair value adjustments                                                      674
                                                                                  =============

(3) Represents the amortization of the purchase accounting adjustments over the following periods:

                                                                        Weighted
                                                                       Average    Amortization
                                                                         Life        Method
                                                                     --------------------------
         Buildings                                                   39 years     straight line
         Equipment                                                   5 years      straight line
         Loans, net                                                  7 years      level yield
         Securities                                                  8 years      level yield
         Deposits                                                    2 years      level yield
         Core deposit intangible                                     10 years     accelerated
         FHLB advances                                               2 years      level yield

(4) FHLB advances of $10 million were borrowed for one day to help fund the transaction, then repaid with interest-bearing deposits with other banks.

                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.


                                          NATIONAL BANCSHARES CORPORATION


Date: May 14, 2002                        By: / s / Charles J. Dolezal
                                          -----------------------------------
                                          Charles J. Dolezal
                                          President and Chief Executive Officer

                                         EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
2.1            The Merger Agreement (incorporated by reference to Exhibit 2.1 of National Bancshares Corporation's Form 8-K dated October 2,
               2001).

23.1           Consent of Crowe, Chizek and Company LLP (filed herewith)

23.2           Consent of Grant Thornton LLP (filed herewith)

99.1 Press Release dated April 3, 2002, announcing completion of the Merger (contained in the Form 8-K filed on April 12, 2002).



















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